Item 1.  Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

New America Growth Portfolio

Annual Report

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the portfolio's future investment intent.
The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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
T. Rowe Price New America Growth Portfolio

Fellow Shareholders

U.S. stocks posted solid gains for the 12 months ended December 31, and most stock market benchmarks ended 2004 near their highest levels of the year. However, it wasn't all smooth sailing. The year began on a strong note, but as summer turned to fall, stocks dipped in a headwind of moderating economic growth, rising short-term interest rates, surging energy costs, and a heated presidential campaign. However, the tide turned in late October, and stock prices surged as oil prices backed away from multi-year highs and the U.S. presidential election concluded without controversy. As measured by various Russell indexes, smaller stocks outperformed larger stocks and growth lagged value across all market capitalizations.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

New America
Growth Portfolio                                      5.59%               10.88%

S&P 500 Stock Index                                   7.19                10.88

Lipper Variable Annuity
Underlying Multi-Cap Growth
Funds Average                                         6.09                10.40

The New America Growth Portfolio gained 5.59% and 10.88% for the 6- and 12-month periods ended December 31, 2004, respectively. The fund's performance over the past six months lagged the S&P 500 Index and the underlying Lipper multi-cap average for growth funds, which rose 7.19% and 6.09%, respectively. We underperformed our Lipper peer group because of our greater emphasis on large-caps--larger capitalization stocks generally underperformed smaller-cap shares for the past six months--and modest allocation to Internet holdings, which performed well since midyear. For the year, our double-digit result was identical to the unmanaged benchmark and slightly ahead of our Lipper peer group.

Market Environment

Small-caps outperformed large-caps by a wide margin in 2004. The Russell 2000 Index rose more than 18% compared with the Russell 1000 Index return of less than 12%. The growth components of these two indexes were similarly disparate; the Russell 2000 Growth Index gained 14.3% compared with the Russell 1000 Growth Index's 6.3%. Large-cap underperformance is not a new trend--small-caps have outperformed large-caps for the past five calendar years--the Russell 2000 Index posted annualized returns of better than 6.6% for the past five years, while the Russell 1000 Index fell an average of 1.8% per year since the end of 1999. As a result, large-caps appear cheap relative to small-caps (as measured by the trailing P/E multiples of the Russell 1000 and 2000 Indexes).

Additionally, value stocks have outperformed growth stocks since the late 1990s. In 2004, for example, the Russell 1000 Value Index rose 16.5% and the Russell 1000 Growth Index, 6.3%. On an annualized basis over five years, the Russell 1000 Value Index has gained 5.3% and the Russell 1000 Growth Index has declined 9.3%. The value/growth disparity is similar across the market-cap spectrum and has left growth stocks looking relatively cheap compared with value stocks.

Not surprisingly, it follows that the performance of traditional "growth" sectors lagged slower-growth sectors. For example, in 2004, the two worst-returning sectors of the S&P 500 were information technology (+2.6%) and health care (+1.8%). Alternatively, energy (+31.5%), utilities (+24.3%), and telecom services (+19.9%) showed the best returns. While the New America Growth Portfolio has healthy exposure to energy stocks, our mandate of investing in growth stocks means we had little exposure to the slower-growth areas, such as utilities and telecom, and heavier exposure to technology and health care stocks.

Portfolio Review

The portfolio's largest contributors over the past 12 months were Diamond Offshore Drilling, Dell, and UnitedHealth Group. Diamond Offshore is a longtime holding in the oil services industry. The stock nearly doubled in 2004, as the company benefited from rising oil prices and a tightening in the market for its drilling rigs. Although we took some gains off the table this year, the portfolio continues to hold several energy stocks that provided solid 12-month returns, including Smith International, Baker Hughes, and Cooper Cameron, in addition to a promising newer holding, Murphy Oil. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

Dell was the second-biggest contributor in 2004 and our second-largest holding at the end of the reporting period. We highlighted Dell in the "Investment Strategy" section of our annual report a year ago, so we're particularly pleased that the stock worked well this year. In a tougher environment for technology stocks as a whole,

Dell continued to generate market-leading growth and performance--the stock advanced 24% for the year--and we are encouraged about the company's prospects for the next three to five years.

UnitedHealth Group is the largest managed care company in America. The company enjoyed another great year, buoyed by solid membership growth, improving profitability, and accretive acquisitions. Other significant 12-month contributors included Petsmart and Getty Images. Both delivered over 20% earnings growth for the year, and we remain optimistic that these market-leading companies can repeat this performance in the years to come.

Sector Diversification
--------------------------------------------------------------------------------

                              12/31/03             6/30/04             12/31/04
--------------------------------------------------------------------------------

Information
Technology                        27.5%               28.3%                29.8%

Health Care                       19.0                17.2                 16.8

Consumer
Discretionary                     16.9                16.0                 16.3

Industrials and
Business Services                 10.6                13.3                 14.0

Financials                        11.8                11.7                 11.1

Energy                             4.7                 5.3                  4.3

Consumer Staples                   4.9                 2.9                  3.1

Telecommunications
Services                           2.8                 2.8                  1.3

Materials                          0.0                 0.5                  0.4

Utilities                          0.0                 0.0                  0.0

Reserves and Other                 1.8                 2.0                  2.9
--------------------------------------------------------------------------------

Total                            100.0%              100.0%               100.0%

Historical weightings reflect current industry/sector classifications.

The portfolio's largest detractors for the year included Intersil, Novellus Systems, Pfizer, and Cisco Systems. Intersil and Novellus both suffered in the downturn for semiconductors and related capital equipment spending, while Pfizer was plagued by patent challenges to key drugs and drug-safety concerns. In the case of pharmaceuticals, while we expect the clouds that hang over the industry to remain for some time, we continue to own a modest amount of Pfizer and other names like Johnson & Johnson, Forest Laboratories, and Elan, which recently received FDA approval for Tysabri, a potential blockbuster drug for the treatment of multiple sclerosis.

The portfolio's winners and losers for the last six months were strikingly similar to those already mentioned for the year. The top three were identical, and in addition, UPS (United Parcel Service) and Franklin Resources were also strong performers. The largest detractors since June were Cisco Systems, Pfizer, and Intersil.

Our largest recent purchases include Paychex and Iron Mountain. Paychex is a large payroll processor that should benefit from cyclical forces, including a domestic jobs recovery and rising interest rates. The company has solid fundamentals and should be able to grow its earnings in the mid-teens per year for the foreseeable future. Iron Mountain is a steady grower with a dominant position in document and media storage. The company has an exciting new product for digitally archiving e-mails--a market that we think will grow considerably due to regulations surrounding e-mail retention.

Fiserv and Intersil were among our largest sales during the year. In both cases, we used the proceeds to buy better-positioned companies. In Fiserv's case, we opted in favor of other business services names such as Paychex, Iron Mountain, and Jack Henry. In Intersil's case, we chose to build positions in other semiconductor names including Analog Devices and Linear Technology.

Investment Strategy

The portfolio seeks to invest in America's best larger-cap growth companies. We want to own companies that dominate large and growing markets, enjoy solid profit margins and returns, feature strong balance sheets, and generate excellent free cash flow. We believe this investment strategy and discipline can generate solid results for our shareholders over the long run.

Medtronic, a $60 billion leader in various areas of medical devices, is a good example of the kind of company that suits New America Growth's investment strategy. The company is best known for its implantable defibrillators ("ICDs") and pacemakers that help to regulate an abnormal heartbeat and even revive a heart that has stopped beating. Medtronic boasts about a 50% market share for these two products, and we think it can maintain low-teens sales growth for the next few years. Additionally, Medtronic serves other faster-growing, underpenetrated markets with products for spinal disorders, diabetes, Parkinson's, acid reflux, incontinence, and vascular diseases.

In addition to what we view as exciting revenue growth prospects, Medtronic also boasts high profit margins and a strong financial position. A gross profit margin of 75% illustrates the intellectual property and advanced technologies used in the company's products. The balance sheet is rock solid, with more cash than debt. This allows Medtronic to devote its ample free cash flow to buying back stock and paying a modest dividend.

Interestingly, Medtronic remains a controversial stock because many investors are concerned that its drug-eluting stent (a product that combines a drug coating to a conventional stent to battle the tendency for a propped open artery to close again) will not be approved by the FDA later this year. We believe the market is overly focused on this single issue and the valuation is attractive. In fact, Medtronic's per share earnings have nearly doubled over the past five years, but the stock still trades at about the same price as in January 2000. Over the next three to five years, we believe the company can maintain its mid-teens earnings growth rate, and there could be even further upside if its drug-eluting stent is approved and modestly successful in the marketplace.

Outlook

From a macro standpoint, we expect a continued economic recovery in 2005, with solid corporate profit growth that is likely to be more modest than 2004's powerful gains. Although interest rates and inflation could continue to rise, both should remain at reasonable levels. Oil prices have subsided somewhat but remain a bit of a wildcard.

We continue to find solid investment opportunities and believe New America Growth is well positioned if in fact 2005 brings a better growth stock environment. Additionally, while we continue to look for opportunities to invest in select mid-cap growth companies, the majority of the portfolio will remain invested in large-cap stocks that should fare well in an improving large-cap environment.

At times, we are willing to take a contrarian view that can only be supported by our long-term investing horizon. Examples of this include our Medtronic position and our growing appetite for semiconductor stocks--one of the worst-performing areas of the market in 2004. While an inventory glut could hamper results for a few more quarters, we like the group's longer-term prospects and increasingly attractive valuations. Importantly, both in this specific case and across other sectors, we will maintain a diversified portfolio and a focus on the highest-quality companies.

I look forward to updating the portfolio's shareholders every six months. However, it is important to remember that our investment horizon stretches beyond any single semiannual period. Our focus is on finding stocks that we can hold for three to five years. As such, we view short-term market gyrations, particularly on the downside, as opportunities to add to the high-quality, market-leading companies that make up the core of this portfolio. We do not intend to change this long-term, time-tested investment discipline, regardless of the investing terrain. Thank you for your continued confidence and support.

Respectfully submitted,

Joseph M. Milano
Chairman of the portfolio's Investment Advisory Committee

January 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

T. Rowe Price New America Growth Portfolio

Risks of Stock Investing
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The portfolio's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary
--------------------------------------------------------------------------------

Dividend yield: The annual dividend of a stock divided by the stock's price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price to its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

UPS                                                                         3.0%

Dell                                                                        2.9

ChoicePoint                                                                 2.4

Cisco Systems                                                               2.2

Microsoft                                                                   2.0

CDW                                                                         1.9

GE                                                                          1.8

International Game Technology                                               1.8

Sysco                                                                       1.8

Getty Images                                                                1.7

Amgen                                                                       1.6

Medtronic                                                                   1.5

Smith International                                                         1.4

UnitedHealth Group                                                          1.4

Paychex                                                                     1.4

PETsMART                                                                    1.4

Wal-Mart                                                                    1.4

Intel                                                                       1.3

Johnson & Johnson                                                           1.3

American International Group                                                1.3

Lockheed Martin                                                             1.3

Intuit                                                                      1.2

Family Dollar Stores                                                        1.2

Pfizer                                                                      1.2

SunGard Data Systems                                                        1.2
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Total                                                                      41.6%
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Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price New America Growth Portfolio

Portfolio Highlights

Contributions to the Change in Net Asset Value
--------------------------------------------------------------------------------

6 Months Ended 12/31/04

BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Diamond Offshore Drilling                                              10(cents)

Dell                                                                    9

UnitedHealth Group                                                      8

UPS                                                                     7

Franklin Resources                                                      5

Getty Images                                                            5

PF Chang's China Bistro                                                 5

Amgen                                                                   5

Laboratory Corporation of America                                       4

VERITAS Software*                                                       4
--------------------------------------------------------------------------------

Total                                                                  62(cents)
--------------------------------------------------------------------------------


WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Cisco Systems                                                          -6(cents)

Pfizer                                                                 -6

Intersil Holding**                                                     -6

Omnicare**                                                             -5

Forest Laboratories                                                    -5

International Game Technology                                          -4

Microsoft                                                              -3

Fiserv**                                                               -3

IVAX                                                                   -2

Boston Scientific                                                      -2
--------------------------------------------------------------------------------

Total                                                                 -42(cents)
--------------------------------------------------------------------------------


12 Months Ended 12/31/04

BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Diamond Offshore Drilling                                              12(cents)

Dell                                                                   12

UnitedHealth Group                                                     11

PETsMART                                                               11

Getty Images                                                           10

ChoicePoint                                                             9

Harley-Davidson                                                         9

Smith International                                                     8

UPS                                                                     7

Baker Hughes                                                            7
--------------------------------------------------------------------------------

Total                                                                  96(cents)
--------------------------------------------------------------------------------


WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Intersil Holding**                                                     -9(cents)

Pfizer                                                                 -7

Cisco Systems                                                          -6

Novellus Systems                                                       -6

Forest Laboratories                                                    -6

Viacom                                                                 -5

Family Dollar Stores                                                   -5

Intuit                                                                 -5

QLogic*                                                                -3

Clear Channel Communications**                                         -3
--------------------------------------------------------------------------------

Total                                                                 -55(cents)
--------------------------------------------------------------------------------

*    Position added and eliminated

**   Position eliminated

T. Rowe Price New America Growth Portfolio

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

New America Growth Portfolio
--------------------------------------------------------------------------------

                                                                          As of
                                                                       12/31/04
                                                                       --------

New America Growth Portfolio                               $             24,847
S&P 500 Stock Index                                        $             31,258
Lipper Variable Annuity Underlying
Multi-Cap Growth Funds Average                             $             30,922

                                                                Lipper Variable
                                                             Annuity Underlying
                             New America           S&P 500     Multi-Cap Growth
                        Growth Portfolio       Stock Index        Funds Average

12/94                     $       10,000    $       10,000       $       10,000

12/95                             15,108            13,758               13,749

12/96                             18,144            16,917               16,268

12/97                             21,976            22,561               19,947

12/98                             26,043            29,008               25,334

12/99                             29,363            35,112               39,249

12/00                             26,244            31,915               36,517

12/01                             23,136            28,122               29,071

12/02                             16,586            21,907               21,084

12/03                             22,408            28,190               28,081

12/04                             24,847            31,258               30,922

Average Annual Compound Total Return
--------------------------------------------------------------------------------

Periods Ended 12/31/04           1 Year           5 Years              10 Years
--------------------------------------------------------------------------------

New America Growth Portfolio      10.88%            -3.28%                 9.53%

S&P 500 Stock Index               10.88             -2.30                 12.07

Lipper Variable Annuity
Underlying Multi-Cap Growth
Funds Average                     10.40             -7.07                 11.23

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown were earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price New America Growth Portfolio
--------------------------------------------------------------------------------

                                                                       Expenses
                            Beginning               Ending          Paid During
                              Account              Account               Period*
                                Value                Value            7/1/04 to
                               7/1/04             12/31/04             12/31/04
--------------------------------------------------------------------------------

Actual                $      1,000.00      $      1,055.90      $          4.39

Hypothetical
(assumes 5% return
before expenses)      $      1,000.00      $      1,020.86      $          4.32

* Expenses are equal to the portfolio's annualized expense ratio for the six-month period (0.85%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

Financial Highlights

T. Rowe Price New America Growth Portfolio

                                  For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   17.55   $   12.99   $   18.12   $   20.91   $   26.18

Investment activities
  Net investment
  income (loss)              -       (0.03)      (0.05)      (0.04)      (0.04)

  Net realized
  and unrealized
  gain (loss)             1.91        4.59       (5.08)      (2.44)      (2.64)

  Total from
  investment
  activities              1.91        4.56       (5.13)      (2.48)      (2.68)

Distributions
  Net investment
  income                 (0.01)          -           -           -           -

  Net realized gain          -           -           -       (0.31)      (2.59)

  Total distributions    (0.01)          -           -       (0.31)      (2.59)

NET ASSET VALUE

End of period        $   19.45   $   17.55   $   12.99   $   18.12   $   20.91
                     ---------   ---------   ---------   ---------   ---------

Ratios/Supplemental
Data

Total return^            10.88%      35.10%     (28.31)%    (11.84)%    (10.62)%

Ratio of total
expenses to
average net assets        0.85%       0.85%       0.85%       0.85%       0.85%

Ratio of net
investment income
(loss) to average
net assets                0.01%      (0.20)%     (0.29)%     (0.20)%     (0.18)%

Portfolio
turnover rate             56.2%       64.2%       62.7%       56.4%       89.2%

Net assets,
end of period
(in thousands)       $  76,312   $  70,847   $  55,871   $  90,282   $ 108,835

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price New America Growth Portfolio

December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $000s)

COMMON STOCKS 97.1%

CONSUMER DISCRETIONARY 16.3%

Automobiles 1.1%

Harley-Davidson                                     13,900                  844

                                                                            844
Hotels, Restaurants & Leisure 3.1%

International Game Technology                       40,100                1,379

Outback Steakhouse                                   6,700                  307

PF Chang's China Bistro*                            11,900                  670

                                                                          2,356
Household Durables 0.3%

Harman International                                 1,600                  203

                                                                            203

Internet & Catalog Retail 0.6%

Amazon.com*                                         10,100                  447

                                                                            447
Media 5.6%

Getty Images*                                       18,600                1,280

Liberty Media, Class A*                             79,900                  877

News Corp, Class A*                                 20,400                  381

Scripps, Class A                                    18,000                  869

Viacom, Class B                                     24,201                  881

                                                                          4,288

Multiline Retail 1.9%

Family Dollar Stores                                29,500                  921

Kohl's*                                             10,400                  512

                                                                          1,433

Specialty Retail 3.7%

Best Buy                                             5,400                  321

CarMax*                                              7,800                  242

PETsMART                                            29,500                1,048

Ross Stores                                         15,200                  439

Staples                                             23,600                  796

                                                                          2,846

Total Consumer Discretionary                                             12,417

CONSUMER STAPLES 3.1%

Food & Staples Retailing 3.1%

Sysco                                               35,850                1,368

Wal-Mart                                            19,700                1,041

Total Consumer Staples                                                    2,409

ENERGY 4.3%

Energy Equipment & Services 3.8%

Baker Hughes                                        17,925                  765

Cooper Cameron*                                      8,400                  452

Diamond Offshore Drilling                           15,550                  623

Smith International*                                20,000                1,088

                                                                          2,928

Oil & Gas 0.5%

Murphy Oil                                           4,300                  346

                                                                            346

Total Energy                                                              3,274

FINANCIALS 11.1%

Capital Markets 5.7%

Eaton Vance                                          6,600                  344

Franklin Resources                                   9,300                  648

Goldman Sachs                                        6,550                  681

Investors Financial Services                         8,500                  425

Legg Mason                                           5,700                  418

Lehman Brothers                                      7,200                  630

Morgan Stanley                                       9,600                  533

State Street                                        14,400                  707

                                                                          4,386

Diversified Financial Services 1.1%

Citigroup                                           16,300                  785

Principal Financial Group                            1,200                   49

                                                                            834

Insurance 3.4%

American International Group                        15,300                1,005

Assurant                                             5,800                  177

Hartford Financial Services                          8,400                  582

Marsh & McLennan                                     8,900                  293

Progressive Corporation                              6,600                  560

                                                                          2,617

Thrifts & Mortgage Finance 0.9%

Radian                                              12,800                  682

Total Financials                                                          8,519

HEALTH CARE 16.8%

Biotechnology 5.1%

Amgen*                                              19,400                1,245

Amylin Pharmaceuticals*                             11,200                  262

Biogen Idec*                                         4,600                  306

Cephalon*                                           10,150                  516

Eyetech Pharmaceuticals*                             5,400                  246

Genentech*                                           5,400                  294

Gilead Sciences*                                    15,500                  542

Neurocrine Biosciences*                              4,000                  197

OSI Pharmaceuticals*                                 3,500                  262

                                                                          3,870

Health Care Equipment & Supplies 3.5%

Boston Scientific*                                  14,600                  519

Medtronic                                           23,700                1,177

ResMed*                                              8,500                  435

Stryker                                             11,400                  550

                                                                          2,681

Health Care Providers & Services 3.8%

Henry Schein*                                        8,600                  599

Laboratory Corporation
  of America*                                       10,100                  503

Quest Diagnostics                                    7,600                  726

UnitedHealth Group                                  12,000                1,057

                                                                          2,885

Pharmaceuticals 4.4%

Atherogenics*                                        5,500                  130

Elan ADR*                                           12,100                  330

Forest Laboratories*                                17,400                  780

IVAX*                                                7,875                  125

Johnson & Johnson                                   15,900                1,008

Pfizer                                              33,900                  911

Sepracor*                                            1,600                   95

                                                                          3,379

Total Health Care                                                        12,815

INDUSTRIALS & BUSINESS SERVICES 14.0%

Aerospace & Defense 1.3%

Lockheed Martin                                     17,400                  967

                                                                            967

Air Freight & Logistics 3.7%

Expeditors International
  of Washington                                      8,700                  486

UPS, Class B                                        27,200                2,325

                                                                          2,811

Airlines 0.7%

Southwest Airlines                                  30,600                  498

                                                                            498

Commercial Services & Supplies 4.6%

Apollo Group, Class A*                               6,200                  500

ChoicePoint*                                        39,900                1,835

Consolidated Graphics*                               8,300                  381

Education Management*                               25,200                  832

                                                                          3,548

Industrial Conglomerates 2.7%

GE                                                  38,100                1,391

Roper Industries                                    10,900                  662

                                                                          2,053

Machinery 1.0%

Deere                                               10,700                  796

                                                                            796

Total Industrials & Business Services                                    10,673

INFORMATION TECHNOLOGY 29.8%

Communications Equipment 2.5%

Cisco Systems*                                      85,550                1,651

Juniper Networks*                                    9,200                  250

                                                                          1,901

Computers & Peripherals 2.9%

Dell*                                               53,400                2,250

                                                                          2,250

Electronic Equipment & Instruments 1.9%

CDW                                                 21,300                1,413

                                                                          1,413

Internet Software & Services 0.7%

IAC/InterActiveCorp*                                20,028                  553

                                                                            553

IT Services 7.0%

Affiliated Computer Services
  Class A*                                          13,100                  789

Certegy                                             22,100                  785

Checkfree*                                           8,500                  324

First Data                                          19,200                  817

Iron Mountain*                                      22,000                  671

Paychex                                             30,900                1,053

SunGard Data Systems*                               31,500                  892

                                                                          5,331

Semiconductor & Semiconductor Equipment 6.6%

Altera*                                             20,600                  426

Analog Devices                                      15,200                  561

Intel                                               43,700                1,022

KLA-Tencor*                                          3,600                  168

Linear Technology                                   13,400                  519

Maxim Integrated Products                            4,200                  178

Microchip Technology                                18,400                  491

Novellus Systems*                                   15,300                  427

Texas Instruments                                   16,000                  394

Xilinx                                              28,200                  836

                                                                          5,022

Software 8.2%

Adobe Systems                                        6,600                  414

Amdocs*                                             10,800                  283

Cadence Design Systems*                             25,200                  348

Intuit*                                             21,200                  933

Jack Henry & Associates                             37,000                  737

Mercury Interactive*                                15,050                  686

Microsoft                                           57,200                1,528

Red Hat*                                            15,200                  203

SAP ADR                                             15,800                  699

Symantec*                                           16,200                  417

                                                                          6,248

Total Information Technology                                             22,718

MATERIALS 0.4%

Metals & Mining 0.4%

Nucor                                                6,000                  314

Total Materials                                                             314

TELECOMMUNICATION SERVICES 1.3%

Diversified Telecommunication Services 0.4%

Sprint                                              12,700                  315

                                                                            315

Wireless Telecommunication Services 0.9%

Nextel Communications
  Class A*                                          21,800                  654

                                                                            654

Total Telecommunication Services                                            969

Total Common Stocks (Cost $59,174)                                       74,108

SHORT-TERM INVESTMENTS 5.8%

Money Market Fund 5.8%

T. Rowe Price Reserve Investment
  Fund, 2.28% #+                                 4,443,439                4,443

Total Short-Term Investments
(Cost $4,443)                                                             4,443

Total Investments in Securities

102.9% of Net Assets (Cost $63,617)                                $     78,551
                                                                   -------------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company--See Note 4

ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price New America Growth Portfolio

December 31, 2004

(In thousands except shares and per share amounts)

Assets

Investments in securities at value

Affiliated companies (cost $4,443)                         $              4,443

Non-affiliated companies (cost $59,174)                                  74,108

Total investment in securities                                           78,551

Other assets                                                                520

Total assets                                                             79,071

Liabilities

Total liabilities                                                         2,759

NET ASSETS                                                 $             76,312
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $             (8,969)

Net unrealized gain (loss)                                               14,934

Paid-in-capital applicable to 3,922,674 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       70,347

NET ASSETS                                                 $             76,312
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              19.45
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price New America Growth Portfolio

($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04

Investment Income (Loss)

Dividend income                                            $                599

Investment management and administrative expense                            591

Net investment income (loss)                                                  8

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                    7,930

Change in net unrealized gain (loss) on securities                         (613)

Net realized and unrealized gain (loss)                                   7,317

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              7,325
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price New America Growth Portfolio

($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $             8      $          (122)

  Net realized gain (loss)                           7,930                  572

  Change in net unrealized gain (loss)                (613)              17,485

  Increase (decrease) in net assets
  from operations                                    7,325               17,935

Distributions to shareholders

  Net investment income                                (38)                   -

Capital share transactions *
  Shares sold                                       11,771               11,585

  Distributions reinvested                              38                    -

  Shares redeemed                                  (13,631)             (14,544)

  Increase (decrease) in net assets from
  capital share transactions                        (1,822)              (2,959)

Net Assets

Increase (decrease) during period                    5,465               14,976

Beginning of period                                 70,847               55,871

End of period                              $        76,312      $        70,847
                                           ---------------      ---------------

(Including undistributed net
investment income of $0
at 12/31/04 and $0 at 12/31/03)

*Share information
  Shares sold                                          638                  774

  Distributions reinvested                               2                    -

  Shares redeemed                                     (755)              (1,036)

  Increase (decrease) in shares outstanding           (115)                (262)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New America Growth Portfolio

December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors
T. Rowe Price believes will be the fastest growing in the United States. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $171,000, represents 28.5% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $38,724,000 and $41,440,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $38,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $         15,577,000

Unrealized depreciation                                                (643,000)

Net unrealized appreciation (depreciation)                           14,934,000

Capital loss carryforwards                                           (8,969,000)

Paid-in capital                                                      70,347,000

Net assets                                                 $         76,312,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $7,930,000 of capital loss carryforwards. As of December 31, 2004, the fund had $8,758,000 of capital loss carryforwards that expire in 2010 and $211,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $             30,000

Paid-in capital                                                         (30,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $63,617,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $65,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $14,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $4,443,000 and $1,919,000, respectively.

T. Rowe Price New America Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price New America Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price New America Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $38,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $38,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price New America Growth Portfolio

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1994
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1994
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

John H. Laporte, CFA
(1945)
1994
[15]
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James S. Riepe
(1943)
1994
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Equity Series

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961)
Chief Compliance Officer, Equity Series
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Henry H. Hopkins (1942)
Vice President, Equity Series
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Equity Series
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Equity Series
Chief Investment Officer, Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)
Assistant Vice President, Equity Series
Vice President, T. Rowe Price

Robert W. Smith (1961)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Michael F. Sola, CFA (1969)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

William J. Stromberg, CFA (1960)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Equity Series
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Executive Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

R. Candler Young (1971)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

100 East Pratt Street
Baltimore, MD  21202

T. Rowe Price Investment Services, Inc., Distributor.

42534
TRP652  (2/05)
F302-050  12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,765                $7,898
     Audit-Related Fees                         948                   452
     Tax Fees                                 1,835                 2,051
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005